Events after the reporting period	12 Months Ended
Dec. 31, 2021
Events after the reporting period
Events after the reporting period

31.   Events after the reporting period

SEPI Loan

On February 16, 2022, the Company announced that the Spanish Fund for supporting strategic companies, on a proposal of the Sociedad Estatal de Participaciones Industriales (“SEPI”), a Spanish state-owned industrial holding company affiliated with the Ministry of Finance and Administration, has approved €34.5 million in loans to Grupo Ferroatlántica, S.A.U. and Grupo Ferroátlantica de Servicios, S.L.U., wholly owned subsidiaries of the Company.  These loans are part of the SEPI fund intended to provide assistance to non-financial companies operating in strategically important sectors within Spain in the wake of the COVID-19 pandemic.

The €34.5M was funded using a dual-tranche loan, with €17.25M maturing in February 2025 and €17.25M maturing in June 2025.  €16.9M of the loan carries a fixed interest rate of 2% per annum, and interest on the remaining €17.6M is calculated as IBOR plus a spread of 2.5% in the first year, 3.5% in the second and third years and 5.0% in the fourth year, plus an additional 1.0% payable if the result before taxes of the Beneficiaries is positive.  The loans are guaranteed by the Company and certain of its subsidiaries.

The funds are subject to certain governance conditions that imply, among others, the prohibition of distributing dividends, paying non-mandatory coupons or acquiring own shares and the prohibition of the use of the funds for financing economic activities of the group subsidiaries that are not beneficiaries.

Uncertainties caused by the Russo-Ukrainian War

The recent outbreak of war between Russia and the Ukraine has disrupted supply chains and caused instability in the global economy, while the United States and the European Union, among other countries, announced sanctions against Russia. The ongoing conflict could result in the imposition of further economic sanctions against Russia, and given Russia’s role as global exporter of metcoke, anthracite and electrodes, the Company’s business may be impacted. Currently, the Company’s charter contracts have not been affected by the events in Russia and Ukraine. However, it is possible that in the future thirdparties with whom the Company has or will have charter contracts may be impacted by such events. Rusia and Ukraine are meaningful producers of silicon metal, ferroalloys and manganese-based alloys, exporting into our markets. Management continually tracks developments in the conflict in Ukraine and actively manages our response to potential distributions to the business.

Agreement with the French Works Council

The Company reached a majority collective agreement with the French Works Council on March 30, 2022 relating to a process that was initiated in April 2021 when Ferroglobe engaged the French Works Councils to discuss proposals for its asset optimization program designed to safeguard its long-term future in Europe.

The formal consultation procedure concerning the restructuring project in France initially targeted 355 jobs across the Company’s Château-Feuillet, Les Clavaux and Chambéry sites. Subsequently the scope of the project was amended in November 2021 to reflect the continuation of operation at the Les Clavaux facility given new developments.

Collectively, this agreement results in 195 potential job terminations and 35 employee transfers to other facilities.

The project is subject to final approval from the French labor authority which is expected during the second quarter of 2022.